Principal Funds, Inc.
Supplement dated February 1, 2022
to the Statement of Additional Information dated March 1, 2021
(as previously supplemented)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PORTFOLIO MANAGER DISCLOSURE
Delete all references to Michael Iacono.
In the Advisor: Principal Global Investors, LLC (Columbus Circle Portfolio Managers) section, delete the row for Christopher T. Corbett in the Ownership of Securities table and replace with the following:
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Christopher T. Corbett	MidCap Growth	$100,001 - $500,000